President and CEO’s Report on 2010

Forward Looking Statement Note

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. **Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the geographic regions in which we operate; industry capacity; demographic changes; technological changes and changes in consumer demand; existing governmental regulations and changes in or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which we operate; competition; or the loss of any significant ability to attract and retain qualified personnel and any other factors that are described in "Risk Factors."** ***Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law we disclaim any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments.***

WVT Communications…Financial Headlines 2010

Total Shareholder Return

+14%

....More Financial Headlines 2010

WVT Communications outperforms peer group

	Total Shareholder Return
WVT Communications	14%
RLEC Peer Group (HTCO, NULM, SHEN)	-2%

WVT Communications…has generated shareholder value since 2007


180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
2006
2007
2008
2009
2010
New CEO
Lehman Ch 11
WVTC
Russell2000
Peer Group
(HTCO, NULM, SHEN)

WVT Communications…Financial Headlines 2010

Revenue
Increase
Second
Consecutive
Year

Revenue…………..+ 2%

One-time
Event
Affects
Earnings

Landline video write-down……………$2.3M

WVT Communications…Financial Headlines 2007-2010

Net Cash Provided by Business Operations Remains Positive*



3
2
1
$M
0
-1
-2
-3
2007
2008
2009
2010

* Net cash provided by business operations = Net cash provided by operating activities - capital expenditures (including purchase of intangibles) - company share of O-P net income after tax

WVT Communications…Sustains SOX Compliance

Material Weaknesses


2007
2008
2009
2010
3
0
0
0

WVT Communications…Continues Excellent Service

State of New York Department of Public Service
Public Service Commission

Fourth Consecutive Annual Service Commendation

"The Commission has noted the excellent levels of services provided to consumers by your company and its employees for the fourth consecutive year. The commission hereby commends Warwick Valley Telephone Company (d/b/a WVT Communications) for the high quality of telephone service which it provided during 2010."

2010 Business Plan

- **Transform the ILEC**
  - Serve growing bandwidth needs of our customers by:
    - ✓ Using excellent existing cable facilities
    - ✓ Upgrading broadband infrastructure
  - Migrate from landline TV to DIRECTV
- **Grow the CLEC**
  - Increase Upstate and Downstate market penetration
  - Expand Wholesale products and sales
- **Capitalize on Strategic Opportunities**
  - Acquisitions / Partnerships / JVs / Other

2010 Business Plan

- **Transform the ILEC**

  - Use excellent existing cable facilities and upgrade broadband infrastructure to serve growing bandwidth needs

  15Mb+ Coverage: 80% increase

  - Migrate from landline TV to DIRECTV

  Landline: - 1,650
  DIRECTV: +575

2010 Business Plan


WVT has been named
DIRECTV DEALER
of the YEAR MID ATLANTIC REGION
Get DIRECTV from WVT
Call 845.986.8080
or 973.764.8080
WVT
COMMUNICATIONS
DIRECTV
WVT IS YOUR LOCAL AUTHORIZED DIRECTV® DEALER

2010 Business Plan

- **Grow the CLEC**

  - Increase Upstate and Downstate market penetration

32% Increase in Hosted IP seats in service: +1,368

  - Expand Wholesale products and sales

96% Increase in Wholesale revenue

WVT Communications

2010 Recap

- Sustained Total Shareholder Return
- Continued revenue growth
- One-time costs of landline video write-down
- Continued service excellence and internal controls
- Delivered on plans

2011 Outlook and Plan

Continue to Deliver Value for Shareholders

WVT Communications